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                                  BILL OF SALE

     This Bill of Sale is provided pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of September 24, 1997, between Jean Grayson's Brownstone Studio, Inc., a New York corporation ("Brownstone") and Wilroy, Inc, a New York corporation (Brownstone and Wilroy collectively referred to herein as "Sellers") and Brownstone Holdings, Inc., a Delaware corporation ("Buyer").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers hereby agree as follow:

          1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

          2. Sellers hereby sell, transfer, convey, assign and deliver to Buyer, as assignee of Lew Magram, Ltd., to and for the benefit of Buyer and its successors and assigns, to have and to hold all and singular to its own use forever, all right, title and interest in and to all of the assets of Sellers, including, but not limited to, the assets identified in the Purchase Agreement ("Transferred Assets").

          3. Sellers hereby covenant and agree to execute and deliver to Buyer such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Buyer or its counsel in order to vest in Buyer all right, title and interest of Sellers in and to the Transferred Assets.

          4. Notwithstanding any other provision of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, and any of the obligations and indemnifications of Sellers set forth in the Purchase Agreement nor shall this Bill of Sale expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Bill of Sale is intended only to effect the transfer of certain property to be transferred pursuant to the Purchase Agreement.

          5. Sellers hereby constitute and appoint Buyer and its successors and assigns as the attorney-in-fact of each Seller, with full power of substitution, to institute and prosecute, in the name of either Seller or Buyer, but on behalf of and for the benefit of Buyer, and at the expense of Buyer, all proceedings which Buyer may deem desirable to collect, assert or enforce any claim, right or title of any kind in or to the Assets and to defend and compromise



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     any and all actions, suits or proceedings in connection with such Assets.
     Sellers agree that the foregoing powers are coupled with an interest and are and shall be irrevocable by Sellers in any manner or for any reason (including the dissolution of either Seller).

          6. Sellers agree that, at any time and from time to time after the delivery hereof, it will, upon the reasonable request, take all appropriate actions and execute and deliver all appropriate documents, instruments and conveyances of any kind which may be necessary to carry out the provisions of this Bill of Sale.

          7. This Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of New York.

                                        JEAN GRAYSON'S BROWNSTONE STUDIO, INC.



                                        By: /S/
                                            ----------------------------
                                            Name:
                                            Title:


                                        WILROY, INC.



                                        By: /S/
                                            ----------------------------
                                            Name:
                                            Title:






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